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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2003

IOMED, Inc.
(Exact name of registrant as specified in its charter)

Utah	1-14059	87-0441272
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2441 South 3850 West, Salt Lake City, Utah		84120
(Address of principal executive offices)		(Zip Code)

(801) 975-1191
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits.

          The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1*	Press Release Dated September 3, 2003.

*
This information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12. Results of Operations and Financial Condition

        The information contained in this Item 12 and the exhibit hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

        On September 3, 2003, the Company issued a press release announcing financial results for the fourth quarter and fiscal year ended June 30, 2003. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 5, 2003	Iomed, Inc.
	By:	/s/ ROBERT J. LOLLINI Robert J. Lollini President and Chief Executive Officer

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 12. Results of Operations and Financial Condition
Signature